Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BP

SEVENTY-FOURTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This SEVENTY-FOURTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”). The effective date of this Amendment is the date last signed below (the "Effective Date").  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document No. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Now, therefore, CSG and Customer agree to the following as of the Effective Date:

1.   Customer desires to use and CSG agrees to provide Customer with an additional *********** (**) Web Enabled Advanced Customer Service Representative® (Web Enabled ACSR®) licenses pursuant to the terms and conditions of the Agreement.  As a result, for the fees set forth in Schedule F to the Agreement, the number of Customer’s Web Enabled ACSR® licenses shall increase such that the total of Customer’s Web Enabled ACSR® licenses is *** ******** ********** (*****).

2.   Customer agrees to purchase and CSG agrees to provide an additional **** (*) Vantage User IDs/Sessions.  Accordingly, pursuant to the terms of the Eighth Amendment to the Agreement dated January 5, 2010 (CSG document no. 2301676), the Twenty-fifth Amendment dated March 12, 2012 (CSG document no. 2311963), the Thirty-second Amendment dated August 8, 2012 (CSG document no.  2313710), the Thirty-ninth Amendment dated June 7, 2013 (CSG document no. 2502779), the Forty-ninth Amendment dated June 13, 2014 (CSG document no. 2506656), the Fifty-first Amendment dated July 24, 2014 (CSG document no. 2507373),  the Fifty-fifth Amendment dated October 16, 2014 (CSG document no. 2508276), the Seventy-First Amendment dated April 24, 2015 (CSG document no.4105376) and this Amendment to the Agreement, the number of Vantage User IDs/Sessions will be increased from ***** ******* ***** (***) to ***** ******* ******** (***) and Customer shall be invoiced accordingly

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Joseph T. Ruble
Name: Mike Ciszek	Name: Joseph T. Ruble
Title: VP, Billing & Collections	Title: EVP, CAO & General Counsel
Date: 6/3/15	Date: 5 June 2015